IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                          MONTHLY OPERATING REPORT
        Calendar Month December 1 to December 31, 2001 (ACI, AI, BA, CSS)

                       FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash [  ]         Accrual [X]

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

       Gregory Boryan, Controller
       Ardent, Inc.
       6861 Elm Street, 1st Floor
       McLean, VA  22101
       703-276-4493

3.     NUMBER OF EMPLOYEES paid during this period:  71

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes [ ] No  [x].  If yes, explain below.

5.     Are all BUSINESS LICENSES current? Yes [x]  No [ ]  Not Applicable [ ]

6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance     $  0
       Collected this Period    0             NOTE: Ending balance is net of
       Non-cash Adjustments     0                   allowance for uncollected
       Ending Balance        $  0                   accounts.

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $1,002,021  31-60 Days:  $1,325,962   Over 60 Days: $0

       If there are any post-petition Accounts Receivable over 60 days, pro vide schedule AR giving a listing of such accounts and explain the delinquencies.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $198,707   31-60 Days:  $20,572   Over 60 Days: $0

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes [x] No [ ]. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period.

       All taxes are reported and remitted to the appropriate taxing
       -------------------------------------------------------------
       authorities by our outside payroll service, Ceredian Pay America.
       ----------------------------------------------------------------

       Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

       Ceredian payroll tax reports attached.
       -------------------------------------

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes [  ]   No [ ].  If no,
       explain:  N/A

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes [X] No [ ] Explain:

12.    INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

       Auto & Truck  N/A              Liability 5/1/02
       Fire          5/1/02           Workers Comp. 5/1/02

13.    ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
       Yes [ ]No [X] Explain:

       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
       going-concern value of the assets of the debtor?  Yes [X]   No [ ]
       Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with con trol over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

       Yes [x] No [ ] Explain:  See attached schedule

15.     PAYMENTS TO SECURED CREDITORS during reporting period:
        (Attach additional sheets, if necessary.)

Creditor       Freq. of Payments   Amount of    Next    Post Petition Payments
                 Per Contract        each     Payment         Not Made
                  (mo, qtr)         Payment     Due        Mo.       Amt.
------------------------------------------------------------------------------
None

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
     (Attach additional sheets, if necessary.)


      Professional  Service                           Amount
      ----------------------------------------------------------------
       None

17.   QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   $ 0


18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

      Dated: February 21, 2002                      DEBTORS-IN-POSSESSION
                                                    Ardent Communications,
                                                    Inc. and subsidiaries

 Name/Title: Evans Anderson, President          By: /s/ Evans K. Anderson
                                                    -------------------------
 Address: 6849 Old Dominion Drive, Suite 200
          McLean, VA 22101                      Phone:   703-276-4200

Detail to Question 8 (Schedule AP)
----------------------------------
Over 30 Accounts Payable:

   Hughes Network Services    $20,572     Contract rejected in December 2001,
                                          services no longer provided, quality
                                          of services dispute

Detail to Question 14
---------------------
- Ardent, Inc. sold various computer hardware (PC's, monitors, printers, etc.) and office furniture at market prices, as follows:

     Quantum Technology                                2,000
     Excelious Co.                                     1,520
     Gibson                                              150
     Bickings                                            100
     Reynolds Inc.                                     1,835
     Collin                                               50
     Williams                                            220
     Ceres Solutions                                  15,740
     Decanny                                              45
     Comm Credit Union                                11,700
     Artemis Villamil                                  1,500
     Abooali                                             100
     Maad Technologies                                   350
     Moore                                               120
     Haney                                               300


     TOTAL FOR DECEMBER 2001                          35,730

All sales were made in the ordinary course of business on an arms-length basis and were at prices approximating market value.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                         Monthly Operating Report
                             Income Statement
                       (Business Debtor, Accrual Basis)
        Current Month December 1 to December 31, 2001 (ACI, AI, BA, CSS)
          Year to Date October 10, 2001 to December 31, 2001 (ACI, AI)
          Year to Date October 26, 2001 to December 31, 2001 (BA, CSS)
                (all figures refer to post-petition transactions)


                                                Current Month   Year to Date
                                                -------------   ------------

(A) Total Sales/Income            (A)             1,002,021       5,613,059

(B) Total Cost of Sales           (B)               589,107       6,019,514
                                                -------------   -------------
(C) Gross Profit                  (C=A-B)           412,914        (406,455)
                                                -------------   -------------
Operating Expenses

Officer Salaries (Gross)                            199,024         407,820
Other Employee Salaries (Gross)                     256,191       1,217,226
Taxes (Payroll: Employer's Share)                    34,340         105,325
Employee Benefits (Insurance, Pension               (77,057)         96,925
    Plan, etc. Employer's Share)

Advertising                                          (9,204)         (6,800)
Bad Debts                                                 -       6,280,000
Depreciation and Amortization                       288,702       1,293,274
Insurance (Other)                                   142,500         321,012
Outside Services & Contractors                        6,673          31,263
Professional Fees (Attorney, Accountant)            116,283         180,477
Rent and leases                                      69,724      (1,141,391)
Repairs & Maintenace                                143,672         331,457
Supplies                                              2,864        (107,077)
Taxes and Other                                      12,500          33,841
Telephone                                             2,689          (8,883)
Travel                                                6,127          41,977
Utilities                                             3,000           6,662
U.S. Trustee Quarterly Fee                            4,083          10,750
Bank charges                                         10,956          25,516
                                                 ----------       ----------
(D) Total Operating Expenses     (D)              1,213,067       9,119,374
                                                 ----------       ----------

(E) Profit/(Loss)from operations (E=C-D)           (800,153)     (9,525,829)
                                                 ----------       ----------
Other Income (Expenses)

    Interest Income                                   4,996          15,691
    Interest Expense                                               (220,050)
    Other Income (Expense)                            1,140        (100,453)
    Impairment of Fixed Assets                                  (53,118,913)
    Impairment of Investments                                    (7,025,221)
    Gain on Sale of IPORT Assets                                  4,200,000
    Gain on Sale of DSL Business                                  4,511,505

Extraordinary Items
                                                -----------       ----------
(F) Total Other Income/Expense &
       Extraordinary Items       (F)                 (6,136)    (51,737,441)
                                                ------------      ----------
(G) Income (Loss) Before Taxes   (G=E+F)           (794,017)    (61,263,270)

(H) Income Tax Expense           (H)                    -                -
                                                ------------     -----------
(I) Net Income (Loss)            (I=G-H)           (794,017)    (61,263,270)
                                                ============     ===========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                         Monthly Operating Report
                Income Statement (Adjusted for Non-Recurring)

                       (Business Debtor, Accrual Basis)
        Calendar Month December 1 to December 31, 2001 (ACI, AI, BA, CSS)
               (All figures refer to post-petition transactions)


                                      Dec-01   (1)Non-recurring      Dec-01
                                     Actuals       Adjustments     Operations
                                  -------------   --------------- ------------

(A) Total Sales/Income  (A)         1,002,021        (75,867)      1,002,021

(B) Total Cost of Sales (B)           589,107        (75,867)        513,240
                                 ---------------------------------------------
(C) Gross Profit        (C=A-B)       412,914         75,867         455,781
                                 ---------------------------------------------
Operating Expenses

Officer Salaries (Gross)             199,024                         199,024
Other Employee Salaries (Gross)      256,191                         256,191
Taxes (Payroll: Employer's Share)     34,340                          34,340
Employee Benefits (Insurance,
 Pension Plan, etc. Employer's       (77,057)        100,000          22,943
    Share)

Advertising                           (9,204)          9,204               -
Bad Debts                                  -                               -
Depreciation and Amortization        288,702                         288,702
Insurance (Other)                    142,500                         142,500
Outside Services & Contractors         6,673                           6,673
Professional Fees (Attorney,
   Accountant)                       116,283         153,717         270,000
Rent and leases                       69,724                          69,724
Repairs & Maintenace                 143,672                         143,672
Supplies                               2,864                           2,864
Taxes and Other                       12,500                          12,500
Telephone                              2,689                           2,689
Travel                                 6,127                           6,127
Utilities                              3,000                           3,000
U.S. Trustee Quarterly Fee             4,083                           4,083
Bank charges                          10,956                          10,956
                                   -------------------------------------------
(D) Total Operating Expenses (D)   1,213,067         262,921       1,475,988
                                   -------------------------------------------
(E) Profit/(Loss)from
    operations (E=C-D)              (800,153)       (187,054)       (987,207)
                                   -------------------------------------------
Other Income (Expenses)

    Interest Income                    4,996                           4,996
    Interest Expense                       -                               -
    Other Income (Expense)             1,140                           1,140

Extraordinary Items
                                  --------------------------------------------
(F) Total Other Income/Expense
      & Extraordinary Items   (F)       6,136       (187,054)     (981,071)
                                  --------------------------------------------
(G) Income (Loss) Before
       Taxes   (G=E+F)                      -                           -

(H) Income Tax Expense  (H)                 -             -             -
                                  --------------------------------------------
(I) Net Income (Loss) (I=G-H)        (794,017)       (187,054)    (981,071)
                                  ============================================


Footnotes:
 (1) Non-recurring adjustment descriptions are listed on next page


NON-RECURRING ADJUSTMENTS
FOR THE MONTH OF DECEMBER 2001
                                                                                    Better
        Adjustment Type                Description                                  (Worse)
        ---------------                -----------                                ----------


Cost of Sales                     Underaccrual of circuit costs                     (75,867)

Employee Benefits (Insurance,     Overaccrual for health insurance claims           100,000
  Pension Plan, etc. Employer's
  Share)

Advertising                       Overaccrual of prior months expenses                9,204


Professional Fees (Attorney,      Overaccrual of legal fees                         223,717
 Accountant)                      Underaccrual of investment advisory fees          (70,000)
                                                                                  ----------
                                                                                    153,717



IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                              Balance Sheet
                           As of December 31, 2001


CURRENT ASSETS
  Cash                                             3,066,969
  Pre-Petition Accounts Receivable                     -
  Post-Petition Accounts receivable                2,327,983
  Notes Receivable
  Inventory
  Other current assets                               913,888
                                                 ------------
      Total Current Assets                                        6,308,840

FIXED ASSETS
  Land
  Buildings
  Equipment, Furniture & Fixtures                  23,820,247
                                                 ------------
  Gross Fixed Assets                               23,820,247
     Less Accumulated Depreciation                ( 6,173,491)
                                                 ------------
     Total Fixed Assets                                          17,646,756

OTHER ASSETS
  Net Intangibles and Investments                     480,789
  Other Long-Term Assets                              691,895
                                                  -----------
      Total Other Assets                                           1,172,684
                                                                 -----------
TOTAL ASSETS                                                      25,128,280
                                                                 ===========

POST-PETITION LIABILITIES:
  Accounts Payable                                    219,279
  Accrued Salaries and Benefits                       657,360
  Rents and Leases Payable
  Taxes Payable
  Other liabilities
                                                   -----------
       Total Post-Petition Liabilities                               876,639

PRE-PETITION LIABILITIES:
  Priority Claims
  Secured Debts                                    17,056,411
  Unsecured Debts                                  93,833,670
  Accrued Dividends on Preferred Stock              2,928,865
                                                  -----------
       Total Pre-Petition Liabilities                            113,818,946

OTHER LIABILITIES
  Deferred Gain on Sale of Assets                     800,000
  Other Accrued Liabilities                         3,008,345
                                                  -----------
                 Total Accrued Liabilities                         3,808,345

OWNERS' EQUITY (Deficit):
        Preferred Stock                           188,076,592
        Treasury Stock                            (17,073,421)
        Common Stock                                  242,698
        Stock Warrants                             63,375,977
        Paid in Capital                           223,307,675
        Retained Earnings (Deficit)
          Pre-Petition                           (490,041,901)
          Post-Petition                           (61,263,270)
          Total Owners' Equity (Deficit)                         (93,375,650)
                                                                 ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        25,128,280
                                                                 ============

NOTE: All equity received by Ardent Communications, Inc. (parent) was transferred to the subsidiaries to fund operating losses and capital expenditures.
       Deferred gain represents contingent liability to Cisco Systems, Inc. for any patent claims related to the sale of the IPORT software in December 2000.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                          CASH RECONCILIATION REPORT
                       (Business Debtor, Accrual Basis)
       Current Month December 1 to December 31, 2001 (ACT, AI, BA, CSS)
           Year to Date October 10, 2001 to December 31, 2001 (ACI, AI) Year to Date October 26, 2001 to December 31, 2001 (BA, CSS)
                 (All figures refer to post-petition transactions)

                                                Current           YTD
                                                 Month           Totals
                                                -------          ------

(A)  Beginning Cash Balance     (A)           2,852,635        3,081,927

(B)  Net Income (Loss)          (B)            (794,017)     (61,263,270)

Add Expenses (Income) Not Affecting Cash:
     Depreciation                               288,702        1,293,274
     Bad Debt Expense                                 -        6,280,000
     Write off of Deferred Rent                       -       (1,303,036)
     Impairment of Fixed Assets                       -       53,118,913
     Impairment of Investments                        -        7,025,221
     Non-cash Gain on Sale of IPORT Assets            -       (4,200,000)
     Non-cash Gain on Sale of DSL Business            -       (2,558,957)
                                             ----------        ---------
(C)  Sub-Total                  (C)             288,702       59,655,415
                                             ----------        ---------
(D)  Cash from Operations       (D=B+C)        (505,315)      (1,607,855)
                                             ----------        ---------

Other Sources (Uses) of Cash:

Sources (Uses)
--------------
Decrease (Incr)- Accounts Receivable            366,821         (124,934)
Decrease (Incr)- Other Current Assets           260,623        1,375,642
Decrease (Incr)- Other Long-Term Assets          20,811          334,877
Decrease (Incr)- Equipment, Furniture &
                   Fixtures                       2,965        1,132,828
Increase (Decr)- Post-Petition Accounts
                    Payable                     (41,627)         876,639
Increase (Decr)- Other Accrued Liabilities      110,056       (2,002,155)
(Less) Unrecorded bank service charges              -                -
                                              ---------         --------
(E)  Total Other Sources (Uses)
       of Cash                    (E)           716,649        1,592,897
                                              ---------        ---------
(F)  Ending Cash Balance          (F=A+D+E)   3,066,969        3,066,969
                                              =========        =========
(G)  Balance per Bank Statement   (G)         3,353,550
(H)     Less Outstanding Checks   (H)           286,581
(I)     Add Deposits in Transit   (I)               -
                                              ---------
(J)     Reconciled Bank Balance   (J=(G-H)+I) 3,066,969
                                              =========

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.


Beginning Cash Checkbook Balance              2,852,635        3,081,927

Inflows                                       1,563,081        5,239,718

Inflow from sale of DSL Business                               1,999,672

Outflows                                     (1,348,747)      (7,254,348)
                                              ---------        ---------

Ending Cash Checkbook Balance                 3,066,969        3,066,969
                                              =========        =========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month December 1 to December 31, 2001 (ACT, AI, BA, CSS)
               (All figures refer to post-petition transactions)


Total Disbursements from Operating Account
                    ACI                                 -
                    AI                            928,595
                    BA                                  -
                    CSS                                 -
                                               -----------
                    TOTAL                                     928,595


Total Disbursements from Payroll Account                      420,152
Total Disbursements from Tax Escrow Account                      -
Total Disbursements from any Other Account                       -
Total Disbursements from all Accounts                       ---------
                                                            1,348,747
                                                            =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS RECEIVABLE
                            As of December 31, 2001
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL           $2,327,983  Various   1,325,962


NOTE: Details of Accounts Receivable available upon request.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS PAYABLE
                        As of December 31, 2001
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL           $219,279   Various    20,572


NOTE: Details of Accounts Payable available upon request.